                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms2                                WEIGHTED AVERAGE PC RATE:    6.37876%
POOL NUMBER:  Group 1 = 1833, 1834, 1835
____________________________________________________________________________________________

ISSUE DATE:  03/27/2002
CERTIFICATE BALANCE AT ISSUE:    $818,041,628.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1853                         $808,175,784.68
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $1,177,647.55
Unscheduled Principal Collection/Reversals                           $137,781.76
Liquidations-in-full                                       9       $3,582,701.30
Net principal Distributed                                          $4,898,130.61     ($4,898,130.61)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1844                         $803,277,654.07

SCHEDULED INTEREST AT MORTGAGE RATE:                               $4,653,654.58

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $356,881.03

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $9,194,904.16

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms2                                WEIGHTED AVERAGE PC RATE:    6.37876%
POOL NUMBER:  Group 1 = 1833, 1834, 1835
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $4,898,130.61     $4,296,773.55             $0.00     $4,296,773.55             $0.00     $9,194,904.16

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,180,416.00             $0.00             $0.00             $0.00     $8,180,416.00
Bankruptcy Bond
   Single-Units           $147,009.00             $0.00             $0.00             $0.00       $147,009.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $16,360,832.00             $0.00             $0.00             $0.00    $16,360,832.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   13      $5,495,491.06         1        $284,816.92         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 05/25/2002 are as follows:

                Class       Class Principal Balance
                CB1                $9,380,219.47
                CB2                $4,486,191.31
                CB3                $3,262,684.77
                CB4                $1,223,506.54
                CB5                $1,223,506.54
                CB6                $1,631,347.39
                              __________________
                Total             $21,207,456.01
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2002):

SERIES:  2002-ms2               POOL NUMBER:  Group 1 = 1833, 1834, 1835

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $803,277,654.07**        $5,780,307.98***        $5,495,491.06***
Number:                         1861                     14                      13
% of Pool:                    100.00%                  0.72%                   0.68%
(Dollars)
% of Pool:                    100.00%                  0.75%                   0.70%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $284,816.92***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.04%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.05%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2002 scheduled payments and April 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
April 30, 2002.

Trading Factor, calculated as of distribution date : 0.98195205.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2002, and unscheduled prepayments in months prior to May ) can be calculated.